Supplement Dated June 30, 2017
To The Prospectuses Dated April 24, 2017 For

ELITE ACCESS® and ELITE ACCESS BROKERAGE EDITION®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

ELITE ACCESS ADVISORYSM
FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

ELITE ACCESS® and ELITE ACCESS BROKERAGE EDITION®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

ELITE ACCESS ADVISORYSM
FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

CHANGES TO THE TOTAL ANNUAL FUND OPERATING EXPENSES.

Fund Operating Expenses Changes. Effective July 1, 2017, the prospectus is revised as follows:

Under the section titled “FEES AND EXPENSES TABLES”, the tables titled “Fund Operating Expenses,” are revised to reflect the expense changes to the underlying Funds, as follows:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/DFA Growth Allocation	0.30%	0.20%	0.15% G	0.29%	0.94% I	0.05%	0.89% C
JNL/DFA Moderate Allocation	0.30%	0.20%	0.15% G	0.26%	0.91% I	0.05%	0.86% C

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Plus Recapture	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/WMC Government Money Market	0.26%	0.20%	0.10% F	0.00%	0.56%	0.20% D	0.76% D

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Series Trust
JNL/American Funds Balanced Allocation	0.29%	0.20%	0.16% G	0.42%	1.07% I
JNL/American Funds Growth Allocation	0.30%	0.20%	0.15% G	0.44%	1.09% I

C
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion of its advisory fee for at least one year from the date of this Prospectus. Thereafter, the waiver will automatically renew for one-year terms unless the Adviser provides written notice of the termination of the agreement to the Board of Trustees within 30 days of the end of the then current term.

D
Represents amount payable to JNAM in accordance with the recapture provision of the expense waiver and reimbursement agreement. JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

G	“Other Expenses” include an Administrative Fee of 0.15% which is payable to JNAM.

I	Expense Information has been restated to reflect current fees.

____________________
(To be used with JMV8037 04/17, JMV8037BE 04/17, JMV17955 04/17, JMV8037NY 04/17, JMV8037BENY 04/17, and JMV17955NY 04/17)

CMV19062 6/17